Subsequent events	6 Months Ended
Jun. 30, 2019
Subsequent events [Abstract]
Subsequent events
Note 22. - Subsequent events

On July 30, 2019, Atlantica signed an agreement with Abengoa to acquire ASI Operations LLC (“ASI Ops”), the company that performs the operation and maintenance services to the solar assets of the Company in the U.S., for a price of approximately $6 million. With this acquisition, Atlantica reduces its dependence on Abengoa as O&M supplier and will achieve a cost reduction of $0.5 to $0.6 million per year.

On August 2, 2019 the Company closed the acquisition of a 30% stake in Monterrey, a 142 MW gas-fired engine facility including 130 MW installed capacity and 12 MW battery capacity, after conditions precedent were fulfilled, and paid $42 million for the total equity investment.

On Augus 2, 2019, the limit of the Revolving Credit Facility was increased by an additional $125 million up to a total of $425 million.

On August 2, 2019, the Board of Directors of the Company approved a dividend of $0.40 per share, which is expected to be paid on September 13, 2019.